                                                                    EXHIBIT 24.1

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                     /s/ MARK ANDREWS

                                          --------------------------------------

                                                       Mark Andrews

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                /s/ W. MICHAEL BLUMENTHAL

                                          --------------------------------------

                                                  W. Michael Blumenthal

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in her capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, her true and lawful attorneys, or attorney, to execute in her name, place and stead, in her capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                 /s/ M. KATHRYN EICKHOFF

                                          --------------------------------------

                                                   M. Kathryn Eickhoff

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                    /s/ PETER T. FLAWN

                                          --------------------------------------

                                                      Peter T. Flawn

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                 /s/ HENRY U. HARRIS, JR.

                                          --------------------------------------

                                                   Henry U. Harris, Jr.

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                  /s/ BELTON K. JOHNSON

                                          --------------------------------------

                                                    Belton K. Johnson

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                    /s/ JOHN B. MCCOY

                                          --------------------------------------

                                                      John B. McCoy

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                    /s/ DAVID PLASTOW

                                          --------------------------------------

                                                    Sir David Plastow

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                                   /s/ WILLIAM L. WEISS

                                          --------------------------------------

                                                     William L. Weiss

                                  TENNECO INC.
                               POWER OF ATTORNEY

    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock and interests under the Tenneco Thrift Plan for Hourly Employees, giving effect to the merger of the Tenneco Packaging 401(k) Plan with and into such Thrift Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of May, A.D. 1997.

                                               /s/ CLIFTON R. WHARTON, JR.

                                          --------------------------------------

                                                 Clifton R. Wharton, Jr.